UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 21, 2006

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-32970	ALBERTO-CULVER COMPANY (a Delaware corporation) 2525 Armitage Avenue Melrose Park, Illinois 60160 (708) 450-3000	20-5196741

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 21, 2006, Alberto-Culver USA, Inc. (“ACUSA”), a subsidiary of Alberto-Culver Company (the “Company”), entered into an agreement with 18000 LLC, a limited liability company controlled by Howard B. Bernick, NJI Sales, Inc., NetJets International, Inc. and NetJets Services, Inc. to assign 50% of ACUSA’s 1/8th interest in a fractional-ownership airplane to 18000 LLC in exchange for $1.2 million. Mr. Bernick, a former director and former President and Chief Executive Officer of the Company, is the husband of Carol L. Bernick, Chairman of the Board of Directors of the Company.

The Company expects to recognize an immaterial gain on the transaction, which closed on December 22, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO-CULVER COMPANY

By:	/s/ William J. Cernugel
Name:	William J. Cernugel
Title:	Senior Vice President, Chief
Financial Officer

Date: December 27, 2006

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